[photo of utility lines]

                                   Semiannual Report June 30, 2000

Oppenheimer
Bond Fund

[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

Higher interest rates and economic uncertainty have created a credit crunch in the corporate bond market, causing prices to fall.
Corporate bonds are currently providing unusually high yields compared to U.S. Treasury securities.
The Fund has attempted to reduce credit risks through broad diversification among government, corporate, mortgage-backed and asset-backed securities.

    Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 8  Financial
    Statements

38  Officers and
    Trustees


Cumulative
Total Returns*

For the 6-Month Period
Ended 6/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
1.76%         -3.08%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
1.48%         -3.43%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
1.37%         0.39%

Class Y
Without       With
Sales Chg.    Sales Chg.
------------------------
1.70%         1.70%


* See Notes on page 7 for further details.

PRESIDENT'S LETTER

Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully


[photos]
James C. Swain
Chairman
Oppenheimer
Bond Fund

Bridget A. Macaskill
President
Oppenheimer
Bond Fund


1  | OPPENHEIMER BOND FUND

PRESIDENT'S LETTER

designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.
   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ James C. Swain       /s/ Bridget A. Macaskill
James C. Swain           Bridget A. Macaskill
July 24, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2  | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Bond Fund perform over the six-month period that ended June 30, 2000?
A. The Fund's performance over the past six months reflected a very challenging investment environment. First, rising interest rates eroded the prices of most bond-market sectors, especially the higher-income sectors, such as corporate bonds. Second, because many corporate bonds respond to changes in their issuers' stock prices, the corporate bond market was generally hurt by the decline of the Nasdaq stock market during March and April, 2000.

Has the income from corporate bonds compensated investors for the risks of the current environment?
Yes. In fact, the differences in yield between corporate bonds and U.S. Treasury securities recently reached their widest levels in more than 15 years. This is occurring because corporations are attempting to attract investors by paying unusually high rates of interest relative to the safest bonds available. We believe that these wide spreads make corporate bonds very attractive to income-oriented investors.

What economic forces most affected the bond market and the Fund?
Rising interest rates were partly responsible for the weakness of most bond-market sectors over the past six months. Because higher interest rates tend to increase borrowing costs for companies that finance their operations and growth through the bond market, investors were concerned that higher interest rates might reduce earnings for these companies.


[photo]
Portfolio Management
Team (l to r)
David Negri
John Kowalik


3  | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   Interest rates have been rising because of concerns that the U.S. economy may be growing too quickly, potentially reigniting long-dormant inflationary pressures. To ease these pressures, the Federal Reserve Board (the Fed) has raised key short-term interest rates three times during the six-month reporting period. Including the three rate hikes implemented before the reporting period began, the Fed has raised interest rates by a total of 1.75 percentage points.
   In addition, corporate-bond issuers have been adversely affected by more-stringent loan requirements from many lenders, which has made credit scarce in both the banking system and the public markets. This development is especially bad for companies that need to borrow in order to refinance maturing debt.

How was the Fund managed in this market environment?
Because the Fund's investment objective is to seek a high level of current income, we have continued to manage the Fund to seek higher yields. Part of that investment approach entails investing in higher-yielding, longer maturity corporate bonds. As a result, as interest rates continued to rise early in the period, the Fund's duration--a measure of the Fund's sensitivity to changing interest rates--was at a relatively high level.
   To lower the Fund's duration, we proceeded to reduce our holdings of longer-term corporate bonds, and redeployed those assets to the intermediate-term sector of the corporate-bond market. The advantage was that intermediate-term bonds were providing virtually the same yield of longer-term bonds, with less interest-rate risk. In addition, we focused our corporate-bond holdings primarily among highly liquid names, which could be quickly turned into cash to take advantage of better income opportunities that might arise.(2)


Average Annual
Total Returns

For the Periods Ended 6/30/00(1)

Class A
1-Year  5-Year 10-Year
------------------------
-2.99%  4.04%  6.49%

Class B        Since
1-Year  5-Year Inception
------------------------
-3.56%  3.97%  4.43%

Class C        Since
1-Year  5-Year Inception
------------------------
0.13%   N/A    4.14%

Class Y        Since
1-Year  5-Year Inception
------------------------
1.95%   N/A    2.14%


1. See Notes on page 7 for further details.
2. The Fund's duration and portfolio are subject to change.


4  | OPPENHEIMER BOND FUND

   Despite reducing the Fund's duration in February and April, this posture hurt the Fund's price performance, offsetting any yield advantage it may have provided. We ended the reporting period with a duration that was modestly lower than our peer group average (in general, the lower a portfolio's duration, the less it is adversely affected by rising interest rates).(1)

Did the Fund invest in U.S. Treasury securities during the reporting period? Yes. In fact, we increased our exposure to U.S. Treasuries to take advantage of unusual conditions in that market sector. More specifically, longer-term U.S. Treasury securities have rallied over the past six months because of unique supply-and-demand influences. Because U.S. Treasuries are generally considered the most creditworthy investments in the world, demand for them has historically remained high among U.S. and international investors. However, after the federal government used a portion of the budget surplus to buy back some seasoned, long-term U.S. Treasury bonds, the available supply has dwindled. As a result, for most of the six-month period, longer-term U.S. Treasury bonds provided lower yields--and higher prices--than comparable short-term securities. The Fund's greater exposure to longer-term U.S. Treasuries enabled us to participate in some of those price gains.

What is your outlook for the future?
While we have been frustrated by the extent to which the higher-yielding sectors of the bond market have been out of favor, we are encouraged that historically wide spreads may attract interest from investors who are no longer receiving spectacular results in the stock market.


Standardized Yields(3)

For the 30 Days Ended 6/30/00
-----------------------------
Class A            6.95%
-----------------------------
Class B            6.54
-----------------------------
Class C            6.54
-----------------------------
Class Y            7.46


3. Standardized yield is based on net investment income for the 30-day period ended June 30, 2000. Falling share prices will tend to artificially raise yields.


5  | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   Nonetheless, the economic environment remains uncertain, and we do not expect any lasting market recovery to take place until the success of the Federal Reserve Board's inflation-fighting strategy becomes more apparent.
   In the meantime, corporate bonds are providing attractive levels of income, and, in our opinion, their prices are currently reflecting a worst-case economic scenario. Having the patience and discipline to take advantage of temporary market weaknesses is an important part of what makes OppenheimerFunds The Right Way to Invest.


Credit Allocation(4)

[pie chart]
Treasury/
Agency          13.9%
AAA/AA           8.8
A/BBB           49.3
BB/B            20.8
CCC/C            1.0
Other Securities 6.2


Corporate Bonds & Notes--Top Ten Industries(5)
-----------------------------------------------------------
Financial                                             20.0%
-----------------------------------------------------------
Transportation                                         4.8
-----------------------------------------------------------
Energy                                                 3.6
-----------------------------------------------------------
Utility                                                3.1
-----------------------------------------------------------
Service                                                3.1
-----------------------------------------------------------
Media/Entertainment: Broadcasting                      2.0
-----------------------------------------------------------
Retail                                                 1.8
-----------------------------------------------------------
Media/Entertainment: Telecommunications                1.4
-----------------------------------------------------------
Media/Entertainment: Cable/Wireless Video              1.3
-----------------------------------------------------------
Media/Entertainment: Wireless Communications           1.3

Top Five Holdings by Issuer(4)
-----------------------------------------------------------
Federal Home Loan Mortgage Corp.                       6.9%
-----------------------------------------------------------
Treasury Repo                                          6.1
-----------------------------------------------------------
U.S. Treasury                                          5.6
-----------------------------------------------------------
Lehman Brothers Holdings, Inc.                         3.9
-----------------------------------------------------------
Rothmans Nederland Holdings BV                         2.9


4. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on net assets.


6  | OPPENHEIMER BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 7/11/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


7  | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  June 30, 2000 /  Unaudited

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
==================================================================================================
 Asset-Backed Securities--0.1%

 Dayton Hudson Credit Card Master Trust, Asset-Backed Certificates,
 Series 1997-1, Cl. A, 6.25%, 8/25/05                                    $   125,000   $   122,656
--------------------------------------------------------------------------------------------------
 IROQUOIS Trust, Asset-Backed Amortizing Nts.,
 Series 1997-2, Cl. A, 6.752%, 6/25/07(1)                                     95,156        92,866
--------------------------------------------------------------------------------------------------
 Olympic Automobile Receivables Trust, Automobile
 Receivables-Backed Nts., Series 1997-A, Cl. A-5, 6.80%, 2/15/05             150,000       148,852
                                                                                       -----------
 Total Asset-Backed Securities (Cost $369,909)                                             364,374

==================================================================================================
 Mortgage-Backed Obligations--33.7%
--------------------------------------------------------------------------------------------------
 Government Agency--9.6%
--------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--8.9%
 Federal Home Loan Mortgage Corp., Certificates of Participation:
 9%, 3/1/17                                                                  210,100       216,842
 Series 17-039, 13.50%, 11/1/10                                               23,088        25,847
 Series 17-094, 12.50%, 4/1/14                                                10,945        12,096
--------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates:
 Series 151, Cl. F, 9%, 5/15/21                                              472,035       490,176
 Series 1711, Cl. EA, 7%, 3/15/24                                            200,000       192,624
 Series 1714, Cl. M, 7%, 8/15/23                                           1,000,000       959,680
--------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Gtd. Multiclass Mtg. Participation Certificates:
 6%, 3/1/09                                                                  181,852       175,631
 Series 1843, Cl. VB, 7%, 4/15/03                                             85,000        84,814
 Series 1849, Cl. VA, 6%, 12/15/10                                           127,005       125,536
--------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24      850,000       802,188
--------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 194, Cl. IO, 11.63%, 4/1/28(2)                                    16,347,344     5,222,210
 Series 197, Cl. IO, 11.25%, 4/1/28(2)                                     7,439,001     2,324,688
 Series 202, Cl. IO, 11.32%, 4/1/29(2)                                    30,132,534    10,047,317
 Series 1583, Cl. IC, 11.34%, 1/15/20(2)                                     230,301        17,344
 Series 1661, Cl. PK, 8.20%, 11/15/06(1,2)                                   113,131         2,121
--------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 12/1/03                                                                  91,748        90,043
 6.50%, 4/1/26                                                               131,170       124,339
 7%, 1/1/09-11/1/25                                                          509,720       500,791
 7.50%, 2/1/08-3/1/08                                                        190,201       190,479
--------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Trust 1992-34, Cl. G, 8%, 3/25/22                                           540,000       548,100
 Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                        47,159        46,791
 Federal National Mortgage Assn., Gtd. Mtg
 Pass-Through Certificates, 8%, 8/1/17                                       141,582       142,016
--------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only Stripped
 Mtg.-Backed Security, Trust 294, Cl. 2, 15.95%, 2/1/28(2)                16,316,083     5,216,048
                                                                                       -----------
                                                                                        27,557,721


8  | OPPENHEIMER BOND FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
--------------------------------------------------------------------------------------------------
 GNMA/Guaranteed--0.7%
 Government National Mortgage Assn.:
 6.75%, 7/20/25-7/20/27                                                  $   455,640   $   457,892
 7%, 7/15/09                                                                 170,708       169,368
 8%, 6/15/05-10/15/06                                                        697,799       709,043
 9%, 2/15/09-6/15/09                                                         185,843       193,564
 10%, 11/15/09                                                               115,200       125,519
 10.50%, 12/15/17-5/15/21                                                    157,899       170,092
 11%, 10/20/19                                                               356,157       383,361
 12%, 5/15/14                                                                    873           970
 13%, 12/15/14                                                                17,741        20,153
                                                                                       -----------
                                                                                         2,229,962

--------------------------------------------------------------------------------------------------
 Private--24.1%
--------------------------------------------------------------------------------------------------
 Commercial--17.0%
 AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
 Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29(1)            150,000       118,547
--------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1997-D4, Cl. B1, 7.525%, 4/14/29(3)                                  333,000       252,039
 Series 1997-D4, Cl. B2, 7.525%, 4/14/29(3)                                  333,000       246,680
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                                  334,000       223,832
 Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                    2,000,000     1,285,625
--------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security,
 Series 1997-D5, Cl. PS1, 8.02%, 2/14/41(2)                                6,043,848       485,397
--------------------------------------------------------------------------------------------------
 Capital Lease Funding Securitization LP, Interest-Only
 Corporate Credit-Backed Pass-Through Certificates,
 Series 1997-CTL1, 9.59%, 6/22/24(1,2)                                    12,768,885       466,862
--------------------------------------------------------------------------------------------------
 CBA Mortgage Corp., Mtg. Pass-Through Certificates,
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(1,3)                                 250,000       214,844
--------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Collateralized
 Mtg. Obligations, Series 2000-FL2, 8.98%, 7/15/02(3,4)                    1,400,000     1,398,256
--------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 26.33%, 12/25/20(1,2)     14,935,316       186,691
--------------------------------------------------------------------------------------------------
 Commercial Mortgage Asset Trust, Series 1999-C1, Cl. C, 7.35%, 8/17/13      362,600       341,920
--------------------------------------------------------------------------------------------------
 CRIIMI MAE Trust I, Commercial Mtg. Trust:
 Series 1998-C1, Cl. A1, 7%, 11/2/06(5)                                    1,812,000     1,631,791
 Series 1998-C1, Cl. A2, 7%, 3/2/11(5)                                     5,250,000     4,609,746
--------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates:
 Series 1997-C1, Cl. E, 7.50%, 3/1/11(1)                                   1,000,000       900,625
 Series 1998-C1, Cl. F, 6%, 5/17/40(1)                                     2,500,000     1,518,750
 Series 1999-C1, Cl. C, 7.942%, 9/15/09(3)                                 3,500,000     3,467,188
--------------------------------------------------------------------------------------------------
 Delta Funding Corp., Collateralized Mtg. Obligations,
 Series 2000-02, Cl. B, 8.36%, 8/15/30                                     2,931,000     2,418,991
--------------------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates:
 Series 1994-C1, Cl. 2-D, 8.70%, 9/25/25                                   1,000,000       977,813
 Series 1994-C1, Cl. 2-E, 8.70%, 9/25/25                                   1,000,000       961,875
--------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
 Series 1997, Cl. D, 8.083%, 5/25/08(1,3)                                    750,000       618,984
 Series 1997, Cl. E, 8.083%, 2/25/11(1,3)                                    750,000       548,438


9  | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                               Principal  Market Value
                                                                                  Amount    See Note 1
------------------------------------------------------------------------------------------------------
 Commercial Continued
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Commercial Mtg. Pass-Through Certificates,
 Series 1998-C2, Cl. E, 6.778%, 5/18/13                                      $ 2,000,000   $ 1,676,875
------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., Collateralized Mtg. Obligations:
 Series 1997-C2, Cl. D, 7.192%, 1/15/08                                        1,500,000     1,318,359
 Series 1997-C2, Cl. F, 6.75%, 4/16/29                                         1,000,000       590,469
 Series 1998-C1, Cl. E, 7.089%, 3/15/11(3)                                     1,500,000     1,359,844
------------------------------------------------------------------------------------------------------
 GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
 Certificates, Series 1997-CL1, Cl. F, 7.823%, 7/13/30(3)                      1,000,000       901,250
------------------------------------------------------------------------------------------------------
 LB-UBS Securities Commercial Mortgage Trust, Commercial
 Mtg. Pass-Through Certificates:
 Series 2000-C3, Cl. C, 7.95%, 2/15/10                                         3,134,519     3,155,090
 Series 2000-C3, Cl. G, 7.95%, 2/15/10                                         2,300,000     2,169,906
------------------------------------------------------------------------------------------------------
 Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates:
 Series 1996-C1, Cl. D, 7.42%, 4/25/28                                         1,500,000     1,445,977
 Series 1997-C2, Cl. D, 7.071%, 12/10/29(3)                                    1,000,000       933,906
------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1996-C1, Cl. E, 7.415%, 3/15/06(1,3)                                   1,100,000       922,453
 Series 1997-HF1, Cl. F, 6.86%, 2/15/10(1)                                       225,000       180,492
 Series 1997-RR, Cl. E, 7.748%, 4/30/39(1,3)                                     400,021       266,139
 Series 1997-RR, Cl. F, 7.766%, 4/30/39(1)                                       400,021       222,887
------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(1)                        254,890       209,328
------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
 Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                       2,250,000     1,880,508
------------------------------------------------------------------------------------------------------
 NationsBank Trust, Lease Pass-Through Certificates,
 Series 1997A-1, 7.442%, 1/10/11(3)                                              479,346       462,195
------------------------------------------------------------------------------------------------------
 NationsCommercial Corp., NB Commercial Mtg. Pass-Through
 Certificates, Series DMC, Cl. B, 8.562%, 8/12/11(1)                           3,000,000     2,739,844
------------------------------------------------------------------------------------------------------
 Nomura Asset Securitization Corp., Commercial Mtg. Pass-Through
 Certificates, Series 1998-D6, Series 1998-D6, Cl. A3, 6.98%, 3/17/28(3)       2,625,000     2,430,381
------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1994-C1, Cl. C, 8%, 6/25/26                                              590,385       586,972
 Series 1995-C1, Cl. D, 6.90%, 2/25/27                                         2,500,000     2,444,531
------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII,
 Commercial Mtg. Pass-Through Certificates:
 Series 1996-C1, Cl. E1, 8.888%, 1/20/06                                         700,000       637,875
 Series 2000-NL1, Cl. A2, 6.905%, 9/15/08(1)                                   1,750,000     1,641,719
------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Commercial Mortgage
 Pass-Through Certificates, Series 2000-C2, Cl. K, 8.39%, 3/20/03(1,3)         1,400,000     1,389,938
                                                                                           -----------
                                                                                            52,441,832

------------------------------------------------------------------------------------------------------
 Manufactured Housing--1.2%
 Conseco Finance Securitization Corp., Home Equity Loan
 Pass-Through Certificates, Series 2000-D, Cl. A5, 8.41%, 12/15/25             3,500,000     3,512,031


10 | OPPENHEIMER BOND FUND


                                                                              Principal   Market Value
                                                                                 Amount     See Note 1
------------------------------------------------------------------------------------------------------
 Multi-Family--0.9%
 CMC Securities Corp. I, Collateralized Mtg. Obligations,
 Series 1993-D, Cl. D-3, 10%, 7/25/23                                       $    30,138   $     29,960
------------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1994-10, Cl. A3, 6%, 5/25/09                                            250,000        245,000
------------------------------------------------------------------------------------------------------
 Option One Mortgage Trust, Collateralized Mtg. Obligations,
 Series 1999-1A, 10.06%, 3/1/29(1)                                            2,658,130      2,610,782
                                                                                          ------------
                                                                                             2,885,742

------------------------------------------------------------------------------------------------------
 Other--0.0%
 Salomon Brothers Mortgage Securities VI, Interest-Only Stripped
 Mtg.-Backed Security, Series 1987-3, Cl. B, 11.58%, 10/23/17(2)                 50,609         13,878
------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VI, Principal-Only Stripped
 Mtg.-Backed Security, Series 1987-3, Cl. A, (1.53)%, 10/23/17(6)                74,893         61,811
                                                                                          ------------
                                                                                                75,689

------------------------------------------------------------------------------------------------------
 Residential--5.0%
 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg
 Investment Conduit Pass-Through Certificates,
 Series 1994-7, Cl. A18, 6%, 2/25/09                                            198,885        181,171
------------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                     6,817,598      6,374,454
------------------------------------------------------------------------------------------------------
 Option One Mortgage Trust, Collateralized Mtg. Obligations,
 Series 1999-3, Cl. BB, 10.80%, 12/15/29                                      2,635,194      2,614,607
------------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
 Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                           63,014         63,605
------------------------------------------------------------------------------------------------------
 Ryland Mortgage Securities Corp. III, Sub. Bonds,
 Series 1992-A, Cl. 1A, 8.257%, 3/29/30(3)                                      165,512        159,914
------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial Mtg
 Pass-Through Certificates, Series 1996-B, Cl. 1, 6.79%, 4/25/26(1)           1,874,077      1,224,007
------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
 Series 1999-1, 10%, 8/25/28(1)                                               2,447,276      2,409,038
------------------------------------------------------------------------------------------------------
 Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
 Series 2000-1, Cl. B1, 10.61%, 1/25/40(1)                                    2,450,000      2,450,000
                                                                                          ------------
                                                                                            15,476,796
                                                                                          ------------
 Total Mortgage-Backed Obligations (Cost $107,133,000)                                     104,179,773

======================================================================================================
 U.S. Government Obligations--5.5%

 U.S. Treasury Bonds, STRIPS, 6.27%, 11/15/21(7)                             18,700,000      5,062,277
------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts., 6.50%, 2/15/10                                          11,575,000     11,972,891
                                                                                          ------------
 Total U.S. Government Obligations (Cost $16,931,311)                                       17,035,168


11 | OPPENHEIMER BOND FUND


STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                           Principal Market Value
                                                                              Amount   See Note 1
=================================================================================================
 Foreign Government Obligations--2.9%

 Israel (State of) Bonds:
 7.25%, 12/15/28                                                          $1,750,000   $1,525,622
 7.75%, 3/15/10                                                            3,500,000    3,462,659
-------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 11.375%, 9/15/16                             3,500,000    4,007,500
                                                                                       ----------
 Total Foreign Government Obligations (Cost $9,363,393)                                 8,995,781

=================================================================================================
 Loan Participations--0.8%

 Ferrell Cos., Inc., 10.853% Sr. Sec. Loan Participation Nts.,
 Series B, 7/17/06(1,3)                                                    1,700,000    1,670,250
-------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 8.252%, 4/28/02
 (representing a basket of reference loans and a total return
 swap between Chase Manhattan Bank and the Trust)(1,3)                       750,000      576,683
                                                                                       ----------
 Total Loan Participations (Cost $2,435,927)                                            2,246,933

=================================================================================================
 Corporate Bonds and Notes--47.9%
-------------------------------------------------------------------------------------------------
 Aerospace/Defense--0.3%
 Atlas Air, Inc. Pass-Through Certificates, Series 1998-1, 8.01%, 1/2/10     870,006      820,716
-------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                  100,000       73,000
-------------------------------------------------------------------------------------------------
 SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07(1)   100,000       95,500
                                                                                       ----------
                                                                                          989,216

-------------------------------------------------------------------------------------------------
 Chemicals--0.4%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                               200,000      197,000
-------------------------------------------------------------------------------------------------
 Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20              85,000       98,209
-------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                         492,000      504,300
-------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                 100,000       66,500
-------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                               150,000      128,250
-------------------------------------------------------------------------------------------------
 PPG Industries, Inc., 9% Debs., 5/1/21                                       85,000       94,242
-------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                        100,000       82,500
 12.375% Sr. Sec. Nts., Series B, 7/15/06                                    100,000      102,000
                                                                                       ----------
                                                                                        1,273,001

-------------------------------------------------------------------------------------------------
 Consumer Durables--0.3%
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08     390,000      345,150
-------------------------------------------------------------------------------------------------
 Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05(1)                    111,000       72,150
-------------------------------------------------------------------------------------------------
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(1)                  370,000      398,253
                                                                                       ----------
                                                                                          815,553

-------------------------------------------------------------------------------------------------
 Consumer Non-Durables--0.1%
 Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08              125,000      125,000
-------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08              145,000       15,225
                                                                                       ----------
                                                                                          140,225


12 | OPPENHEIMER BOND FUND


                                                                                           Principal  Market Value
                                                                                              Amount    See Note 1
------------------------------------------------------------------------------------------------------------------
 Energy--3.6%
 Central Hudson Gas & Electric Corp., 9.25% First Mtg. Nts., 5/1/21                       $7,700,000   $ 7,986,863
------------------------------------------------------------------------------------------------------------------
 Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(5)                                           2,000,000     1,888,588
------------------------------------------------------------------------------------------------------------------
 Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(5)                         350,000       328,125
------------------------------------------------------------------------------------------------------------------
 Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                          75,000        69,375
------------------------------------------------------------------------------------------------------------------
 Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                      100,000        95,058
------------------------------------------------------------------------------------------------------------------
 McDermott, Inc., 9.375% Nts., 3/15/02                                                       100,000        71,368
------------------------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                           200,000       167,000
------------------------------------------------------------------------------------------------------------------
 RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                                 245,000       263,681
------------------------------------------------------------------------------------------------------------------
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                            300,000       286,500
------------------------------------------------------------------------------------------------------------------
 Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                         100,000        92,938
                                                                                                       -----------
                                                                                                        11,249,496

------------------------------------------------------------------------------------------------------------------
 Financial--20.0%
 Aetna Services, Inc., 8% Debs., 1/15/17                                                     553,000       504,687
------------------------------------------------------------------------------------------------------------------
 American General Institutional Capital, 8.125% Bonds, Series B, 3/15/46(5)                   75,000        70,801
------------------------------------------------------------------------------------------------------------------
 Capital One Financial Corp., 7.25% Nts., 12/1/03                                             50,000        48,855
------------------------------------------------------------------------------------------------------------------
 Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                                 60,000        59,948
------------------------------------------------------------------------------------------------------------------
 CIT Group, Inc., 7.375% Unsec. Unsub. Nts., 3/15/03                                         525,000       518,455
------------------------------------------------------------------------------------------------------------------
 First Industrial LP, 7.15% Bonds, 5/15/27                                                    75,000        73,433
------------------------------------------------------------------------------------------------------------------
 ForeningsSparbanken AB (Swedbank):
 7.50% Unsec. Sub. Nts., 11/29/49(3)                                                       4,550,000     4,256,420
 9% Non-Cum. Capital Bonds, 12/29/49(5)                                                    1,750,000     1,717,371
------------------------------------------------------------------------------------------------------------------
 Household Finance Corp., 8% Nts., 5/9/05                                                  6,000,000     6,053,490
------------------------------------------------------------------------------------------------------------------
 HSBC Capital Funding LP, 10.176% Bond., Series 2, 12/31/49(5)                             3,500,000     3,757,078
------------------------------------------------------------------------------------------------------------------
 HVB Fund Trust III, 9% Bonds, 10/22/31(5)                                                 3,500,000     3,353,178
------------------------------------------------------------------------------------------------------------------
 Hypovereinsbank, 8.741% Bonds, 6/30/31(5)                                                 3,500,000     3,263,488
------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.:
 8.25% Unsec. Nts., 6/15/07                                                                8,050,000     8,067,541
 8.80% Sr. Nts., 3/1/15                                                                    3,500,000     3,708,257
------------------------------------------------------------------------------------------------------------------
 Liberty Mutual Insurance Co., 7.697% Unsec. Nts., 10/15/97(5)                             9,000,000     6,843,186
------------------------------------------------------------------------------------------------------------------
 Nordbanken AB, 8.95% Bonds, 11/29/49(5)                                                   5,250,000     5,250,341
------------------------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27                                         300,000       160,500
------------------------------------------------------------------------------------------------------------------
 Rothmans Nederland Holdings BV, 6.875% Sr. Unsec. Unsub. Nts., 5/6/08                     9,900,000     8,624,880
------------------------------------------------------------------------------------------------------------------
 Ryder System, Inc. Debs., Series J, 8.75%, 3/15/17                                           49,000        50,191
------------------------------------------------------------------------------------------------------------------
 Safeco Capital Trust I, 8.072% Nts., 7/15/37                                              4,000,000     3,394,748
------------------------------------------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08             435,000       377,363
------------------------------------------------------------------------------------------------------------------
 Sovereign Bank, 10.20% Pass-Through Certificates, 6/30/05(1)                              1,750,000     1,751,094
                                                                                                       -----------
                                                                                                        61,905,305

------------------------------------------------------------------------------------------------------------------
 Food & Drug--0.0%
 Pathmark Stores, Inc., 12.625% Sub. Nts., 6/15/02(8,9)                                      150,000        38,250


13 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                           Principal Market Value
                                                                              Amount   See Note 1
-------------------------------------------------------------------------------------------------
 Food/Tobacco--0.2%
 Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                   $300,000   $  297,750
-------------------------------------------------------------------------------------------------
 Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(1,8,9)                 100,000       29,500
-------------------------------------------------------------------------------------------------
 SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                250,000      225,000
                                                                                       ----------
                                                                                          552,250

-------------------------------------------------------------------------------------------------
 Forest Products/Containers--0.2%
 Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                   85,000       83,240
-------------------------------------------------------------------------------------------------
 Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07              200,000      195,000
-------------------------------------------------------------------------------------------------
 U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                   250,000      257,500
                                                                                       ----------
                                                                                          535,740

-------------------------------------------------------------------------------------------------
 Gaming/Leisure--0.9%
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                             150,000      137,250
-------------------------------------------------------------------------------------------------
 Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03     235,000      250,275
-------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                     900,000      838,125
-------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                         100,000       99,000
-------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                    250,000      248,750
-------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07             700,000      626,500
-------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8.125% Sr. Nts., 1/1/06                                                     200,000      191,000
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                                          100,000       95,500
-------------------------------------------------------------------------------------------------
 Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07                                200,000      194,250
-------------------------------------------------------------------------------------------------
 Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                         150,000      150,750
                                                                                       ----------
                                                                                        2,831,400

-------------------------------------------------------------------------------------------------
 Healthcare--0.7%
 Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                         160,000      156,033
-------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08(1)             150,000      133,875
-------------------------------------------------------------------------------------------------
 HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                              500,000      502,500
-------------------------------------------------------------------------------------------------
 ICN Pharmaceutical, Inc.:
 8.75% Sr. Nts., 11/15/08(5)                                                 125,000      123,750
 9.75% Sr. Nts., 11/15/08(5)                                                 140,000      138,600
-------------------------------------------------------------------------------------------------
 Imcera Group, Inc., 6% Nts., 10/15/03                                       500,000      481,869
-------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                     250,000      260,000
-------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                       400,000      384,000
                                                                                       ----------
                                                                                        2,180,627

-------------------------------------------------------------------------------------------------
 Housing--0.4%
 Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08            200,000      158,000
-------------------------------------------------------------------------------------------------
 D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                      300,000      262,500
-------------------------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Nts., Series B, 9/1/07                                           250,000      232,500
 9.25% Sr. Nts., Series B, 3/15/07                                           450,000      423,000
                                                                                       ----------
                                                                                        1,076,000


14 | OPPENHEIMER BOND FUND


                                                                                Principal Market Value
                                                                                   Amount   See Note 1
------------------------------------------------------------------------------------------------------
 Information Technology--0.3%
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05  $  500,000   $  353,750
------------------------------------------------------------------------------------------------------
 Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                             200,000      189,000
------------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08           225,000      207,000
                                                                                            ----------
                                                                                               749,750

------------------------------------------------------------------------------------------------------
 Manufacturing--0.2%
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                 100,000       38,500
------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07               150,000      115,500
------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625%
 Sr. Sub. Nts., Series B, 6/15/07                                                 300,000      276,000
------------------------------------------------------------------------------------------------------
 Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08(1)                    150,000      135,750
                                                                                            ----------
                                                                                               565,750

------------------------------------------------------------------------------------------------------
 Media/Entertainment: Broadcasting--2.0%
 AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(10)              24,000       28,140
------------------------------------------------------------------------------------------------------
 British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09             3,500,000    3,288,961
------------------------------------------------------------------------------------------------------
 Chancellor Media Corp.:
 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                  1,200,000    1,209,000
 9% Sr. Unsec. Sub. Nts., 10/1/08                                                 800,000      826,000
------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec
 Sub. Nts., Series B, 3/15/09                                                     300,000      275,250
------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc.:
 8.75% Sr. Sub. Debs., 6/15/07                                                    300,000      277,500
 9% Sr. Sub. Nts., Series B, 1/15/06                                              400,000      378,000
                                                                                            ----------
                                                                                             6,282,851

------------------------------------------------------------------------------------------------------
 Media/Entertainment: Cable/Wireless Video--1.3%
 Adelphia Communications Corp.:
 8.375% Sr. Nts., Series B, 2/1/08                                                700,000      622,125
 9.25% Sr. Nts., 10/1/02                                                          150,000      148,688
------------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter
------------------------------------------------------------------------------------------------------
 Communications Holdings Capital Corp.:
 8.25% Sr. Unsec. Nts., 4/1/07                                                  1,500,000    1,331,250
 8.625% Sr. Unsec. Nts., 4/1/09                                                   250,000      220,938
------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                    100,000       93,000
------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                               750,000      723,750
------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                300,000      295,500
------------------------------------------------------------------------------------------------------
 NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08              400,000      400,000
------------------------------------------------------------------------------------------------------
 NTL, Inc., 10% Sr. Nts., Series B, 2/15/07                                       100,000       95,000
                                                                                            ----------
                                                                                             3,930,251


15 | OPPENHEIMER BOND FUND


STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                            Principal Market Value
                                                                               Amount   See Note 1
--------------------------------------------------------------------------------------------------
 Media/Entertainment: Diversified Media--0.5%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(11)                  $200,000   $  109,000
--------------------------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                  150,000       68,250
--------------------------------------------------------------------------------------------------
 Imax Corp., 7.875% Sr. Nts., 12/1/05(1)                                      400,000      364,000
--------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                         400,000      386,000
--------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                      150,000      151,500
--------------------------------------------------------------------------------------------------
 Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08              135,000      114,075
--------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc.:
 9.125% Sr. Unsec. Sub. Nts., 12/1/08                                         150,000      151,500
 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                125,000      126,250
                                                                                        ----------
                                                                                         1,470,575

--------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications--1.4%
 COLT Telecom Group plc, Units (each unit consists of
 $1,000 principal amount of 0%/12% sr. disc. nts.,
 12/15/06 and one warrant to purchase 7.8 ordinary shares)(11,12)             350,000      445,813
--------------------------------------------------------------------------------------------------
 Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
 Series B, 4/15/03(11)                                                        250,000      233,750
--------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts., Series B, 6/1/08     400,000      372,000
--------------------------------------------------------------------------------------------------
 International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts.,
 Series B, 2/1/06(11)                                                         750,000      695,625
--------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08      350,000      346,500
--------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc.:
 9% Sr. Nts., 3/15/08                                                         150,000      138,000
 9.625% Sr. Nts., 10/1/07                                                     900,000      852,750
--------------------------------------------------------------------------------------------------
 PSINet, Inc.:
 10% Sr. Unsec. Nts., Series B, 2/15/05                                        75,000       69,375
 11.50% Sr. Unsec. Nts., 11/1/08                                              350,000      330,750
--------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc., 0%/8.29%
 Sr. Unsec. Disc. Nts., Series B, 2/1/08(11)                                  400,000      316,197
--------------------------------------------------------------------------------------------------
 Versatel Telecom International NV, 11.875% Sr. Nts., 7/15/09(EUR)            250,000      232,461
--------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                  200,000      149,000
--------------------------------------------------------------------------------------------------
 WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(11)         400,000      226,500
                                                                                        ----------
                                                                                         4,408,721

--------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications--1.3%
 Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                           100,000       77,000
--------------------------------------------------------------------------------------------------
 Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11                    600,000      611,250
--------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(8,9)              25,000           --
--------------------------------------------------------------------------------------------------
 Omnipoint Corp.:
 11.50% Sr. Nts., 9/15/09(5)                                                  350,000      376,250
 11.625% Sr. Nts., 8/15/06                                                     60,000       65,100
 11.625% Sr. Nts., Series A, 8/15/06                                          200,000      217,000


16 | OPPENHEIMER BOND FUND


                                                                                      Principal  Market Value
                                                                                         Amount    See Note 1
-------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications Continued
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(1,11)                $  200,000    $   83,000
-------------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(11)                     200,000       139,000
-------------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06          500,000       507,500
-------------------------------------------------------------------------------------------------------------
 Real Time Data Co., 13% Disc. Nts., 5/31/09(5,10)                                      394,554       387,874
-------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                          500,000       487,500
-------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(11)                     800,000       568,000
-------------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(11)                         300,000       210,000
-------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Nts., 11/15/09(5)                              150,000       156,000
                                                                                                   ----------
                                                                                                    3,885,474

-------------------------------------------------------------------------------------------------------------
 Metals/Minerals--1.0%
 AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09                                                        500,000       446,250
 9.125% Sr. Nts., 12/15/06                                                            1,840,000     1,775,600
-------------------------------------------------------------------------------------------------------------
 Alcan Aluminium Ltd., 9.625% Debs., 7/15/19                                             25,000        24,998
-------------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                      250,000       218,750
-------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                   175,000       144,375
-------------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                        200,000       168,000
-------------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                       300,000       279,750
                                                                                                   ----------
                                                                                                    3,057,723

-------------------------------------------------------------------------------------------------------------
 Retail--1.8%
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                             100,000        88,500
-------------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                     200,000       179,000
-------------------------------------------------------------------------------------------------------------
 May Department Stores Co., 10.625% Debs., 11/1/10                                      405,000       487,460
-------------------------------------------------------------------------------------------------------------
 Sherwin-Williams Co., 7.45% Debs., 2/1/97                                            5,250,000     4,901,605
                                                                                                   ----------
                                                                                                    5,656,565

-------------------------------------------------------------------------------------------------------------
 Service--3.1%
 Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09             300,000       257,250
-------------------------------------------------------------------------------------------------------------
 Arvin Industries, Inc., 6.75% Nts., 3/15/08                                            500,000       436,520
-------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                             250,000       191,250
-------------------------------------------------------------------------------------------------------------
 Harcourt General, Inc., 7.30% Sr. Debs., 8/1/97                                      5,400,000     4,265,795
-------------------------------------------------------------------------------------------------------------
 Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05                                  500,000       375,000
-------------------------------------------------------------------------------------------------------------
 Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09(8,9)                                500,000        12,500
-------------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                      500,000       515,000
-------------------------------------------------------------------------------------------------------------
 USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                          80,000        76,208
-------------------------------------------------------------------------------------------------------------
 UST, Inc., 8.80% Nts., 3/15/05(5)                                                    3,500,000     3,538,563
                                                                                                   ----------
                                                                                                    9,668,086


17 | OPPENHEIMER BOND FUND


STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                               Principal    Market Value
                                                                                  Amount      See Note 1
--------------------------------------------------------------------------------------------------------
 Transportation--4.8%
 Amtran, Inc., 9.625% Nts., 12/15/05(1)                                       $  200,000    $    175,500
--------------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.375% Sr. Unsec. Nts., 11/15/06                                              1,000,000         965,000
 10.75% Sr. Nts., 8/1/05                                                         125,000         127,656
--------------------------------------------------------------------------------------------------------
 Federal-Mogul Corp., 7.375% Nts., 1/15/06                                     3,850,000       2,802,846
--------------------------------------------------------------------------------------------------------
 Ford Motor Co., 7.45% Bonds, 7/16/31                                          8,750,000       8,222,638
--------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08           150,000         150,563
--------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                    200,000         197,500
--------------------------------------------------------------------------------------------------------
 Johnson Controls, Inc., 7.70% Debs., 3/1/15                                     500,000         501,989
--------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship
 Mtg. Nts., 6/30/07(5)                                                           300,000         121,500
--------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07        200,000         175,000
--------------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                 300,000         268,500
--------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                      150,000         110,250
--------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp.,
 13.375% Sr. Disc. Nts., Series B, 12/15/03                                    1,100,000       1,095,875
                                                                                            ------------
                                                                                              14,914,817

--------------------------------------------------------------------------------------------------------
 Utility--3.1%
 Azurix Corp., 10.75% Sr. Nts., 2/15/10(5)                                       100,000          96,750
--------------------------------------------------------------------------------------------------------
 Calpine Corp.:
 7.75% Sr. Nts., 4/15/09                                                         350,000         331,625
 8.75% Sr. Nts., 7/15/07                                                         185,000         180,606
--------------------------------------------------------------------------------------------------------
 Connecticut Light & Power Co., 7.875% First
 Refunding Mtg. Bonds, 10/1/24(13)                                             3,900,000       3,934,125
--------------------------------------------------------------------------------------------------------
 Constellation Energy Group, Inc., 7.875% Medium-Term Nts., 4/1/05             4,500,000       4,507,587
--------------------------------------------------------------------------------------------------------
 South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                       500,000         532,638
--------------------------------------------------------------------------------------------------------
 Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                 100,000          95,177
                                                                                            ------------
                                                                                               9,678,508
                                                                                            ------------
 Total Corporate Bonds and Notes (Cost $157,827,293)                                         147,856,134

                                                                                  Shares
========================================================================================================
 Preferred Stocks--0.7%
 Conseco Financing Trust I, 9.16% Cum. Trust
 Orginated Preferred Securities                                                   33,900         489,431
--------------------------------------------------------------------------------------------------------
 Conseco Financing Trust VI:
 9% Cum. Trust Orginated Preferred Securities                                     60,000         877,500
 9% Cum. Trust Orginated Preferred Securities                                     22,750         314,234
--------------------------------------------------------------------------------------------------------
 Conseco Financing Trust VII, 9.44% Cum. Trust
 Orginated Preferred Securities                                                   11,500         173,937
--------------------------------------------------------------------------------------------------------
 CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.(8)                        13,000         220,188
--------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(10)                             2,670         138,173
--------------------------------------------------------------------------------------------------------
 Star Gas Partners LP                                                                330           5,074
                                                                                            ------------
 Total Preferred Stocks (Cost $3,197,875)                                                      2,218,537


18 | OPPENHEIMER BOND FUND


                                                                                       Market Value
                                                                            Shares       See Note 1
===================================================================================================
 Common Stocks--0.0%

 Intermedia Communications, Inc.(8)                                            186     $      5,534
---------------------------------------------------------------------------------------------------
 Optel, Inc.(1,8)                                                              100                1
---------------------------------------------------------------------------------------------------
 Price Communications Corp.(8)                                               1,657           39,043
---------------------------------------------------------------------------------------------------
 Viatel, Inc.(8)                                                               795           22,707
                                                                                       ------------
 Total Common Stocks (Cost $5,930)                                                           67,285

                                                                             Units
===================================================================================================
 Rights, Warrants and Certificates--0.0%
---------------------------------------------------------------------------------------------------
 Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01(1)                    333              117
---------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1)                            300            3,072
---------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03                                      1,668               --
---------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03(1)                                     953               10
---------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 9/1/04(1)                                    2,800               --
---------------------------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/00(1)                                     1,062              106
---------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                 1,980           27,926
---------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1)                       150               15
---------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1)                       200            2,375
---------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc. Wts., Exp. 12/15/07(1)                           50           23,506
---------------------------------------------------------------------------------------------------
 Real Time Data Co. Wts., Exp. 5/31/04(1)                                  121,440            1,214
---------------------------------------------------------------------------------------------------
 Signature Brands USA, Inc. Wts., Exp. 8/15/02(1)                               50            1,006
---------------------------------------------------------------------------------------------------
 WAM!NET, Inc. Wts., Exp. 3/1/05(1)                                          1,200           13,950
                                                                                       ------------
 Total Rights, Warrants and Certificates (Cost $20,652)                                      73,297

                                             Date         Strike         Contracts
===================================================================================================
 Call Options Purchased--0.0%

 U.S. Long Bond Futures, 9/20/00 Call
 (Cost $25,507)                           7/21/00             98%               70           42,656

                                                                         Principal
                                                                            Amount
===================================================================================================
 Repurchase Agreements--6.0%

 Repurchase agreement with Banc One Capital Markets, Inc., 6.55%, dated 6/30/00, to be repurchased at $18,535,112 on 7/3/00,
 collateralized by U.S. Treasury Nts., 5%-7.50%, 8/31/00-5/15/08,
 with a value of $13,974,485 and U.S. Treasury Bonds, 5.25%-12%,
 8/15/03-11/15/28, with a value of $4,936,554 (Cost $18,525,000)       $18,525,000       18,525,000
---------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $315,835,797)                              97.6%     301,604,938
---------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                               2.4        7,409,432
                                                                       ----------------------------
 Net Assets                                                                  100.0%    $309,014,370
                                                                       ============================


19 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
EUR Euro
1. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Represents the current interest rate for a variable or increasing rate security.
4. When-issued security to be delivered and settled after June 30, 2000.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,533,488 or 12.79% of the Fund's net assets as of June 30, 2000.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
8. Non-income-producing security.
9. Issuer is in default.
10. Interest or dividend is paid in kind.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
13. Securities with an aggregate market value of $554,813 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

 June 30, 2000
===============================================================================================
 Assets

 Investments, at value (cost $315,835,797)--see accompanying statement             $301,604,938
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                    10,310,307
 Interest, dividends and principal paydowns                                           4,627,376
 Shares of beneficial interest sold                                                     395,880
 Daily variation on futures contracts                                                     1,785
 Other                                                                                      711
                                                                                   ------------
 Total assets                                                                       316,940,997

===============================================================================================
 Liabilities

 Bank overdraft                                                                         115,980
-----------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $1,398,256 purchased on a when-issued basis)        5,900,270
 Shares of beneficial interest redeemed                                                 830,277
 Dividends                                                                              579,285
 Distribution and service plan fees                                                     187,765
 Transfer and shareholder servicing agent fees                                          172,188
 Trustees' compensation                                                                   1,968
 Other                                                                                  138,894
                                                                                   ------------
 Total liabilities                                                                    7,926,627

===============================================================================================
 Net Assets                                                                        $309,014,370
                                                                                   ============

===============================================================================================
 Composition of Net Assets

 Paid-in capital                                                                   $343,864,478
-----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                 (162,848)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions     (20,611,936)
-----------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                           (14,075,324)
                                                                                   ------------
 Net Assets                                                                        $309,014,370
                                                                                   ============


21 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES   Continued

Unaudited
=========================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $204,187,369 and 20,900,003 shares of beneficial interest outstanding)            $ 9.77
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                   $10.26
-----------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $82,146,974
 and 8,412,274 shares of beneficial interest outstanding)                          $ 9.77
-----------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,391,425
 and 2,290,750 shares of beneficial interest outstanding)                          $ 9.77
-----------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $288,602 and 29,604 shares of beneficial interest outstanding)      $ 9.75


See accompanying Notes to Financial Statements.


22 | OPPENHEIMER BOND FUND

STATEMENT OF OPERATIONS  Unaudited


For the Six Months Ended June 30, 2000
=======================================================================================
 Investment Income

 Interest                                                                   $13,694,480
---------------------------------------------------------------------------------------
 Dividends                                                                      309,910
                                                                            -----------
 Total income                                                                14,004,390

=======================================================================================
 Expenses

 Management fees                                                              1,167,770
---------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                        249,234
 Class B                                                                        427,578
 Class C                                                                        112,177
---------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                        304,705
 Class B                                                                        124,892
 Class C                                                                         32,862
 Class Y                                                                            472
---------------------------------------------------------------------------------------
 Custodian fees and expenses                                                     37,003
---------------------------------------------------------------------------------------
 Trustees' compensation                                                           2,986
---------------------------------------------------------------------------------------
 Other                                                                          107,114
                                                                            -----------
 Total expenses                                                               2,566,793
 Less expenses paid indirectly                                                  (17,032)
                                                                            -----------
 Net expenses                                                                 2,549,761

=======================================================================================
 Net Investment Income                                                       11,454,629

=======================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized loss on:
 Investments                                                                 (7,203,721)
 Closing of futures contracts                                                (1,214,814)
 Closing and expiration of option contracts written                            (391,353)
 Foreign currency transactions                                                     (427)
                                                                            -----------
 Net realized loss                                                           (8,810,315)

---------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                  2,329,999
 Translation of assets and liabilities denominated in foreign currencies        (11,324)
                                                                            -----------
 Net change                                                                   2,318,675
                                                                            -----------
 Net realized and unrealized loss                                            (6,491,640)

=======================================================================================
 Net Increase in Net Assets Resulting from Operations                       $ 4,962,989
                                                                            ===========


See accompanying Notes to Financial Statements.


23 | OPPENHEIMER BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Six Months              Year
                                                                                    Ended             Ended
                                                                            June 30, 2000      December 31,
                                                                              (Unaudited)              1999
===========================================================================================================
 Operations

 Net investment income                                                       $ 11,454,629      $ 24,602,519
-----------------------------------------------------------------------------------------------------------
 Net realized loss                                                             (8,810,315)       (9,901,388)
-----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                           2,318,675       (21,776,385)
                                                                             ------------------------------
 Net increase (decrease) in net assets resulting from operations                4,962,989        (7,075,254)

===========================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                       (7,949,178)      (17,338,583)
 Class B                                                                       (2,863,537)       (5,781,656)
 Class C                                                                         (752,652)       (1,471,630)
 Class Y                                                                           (9,903)           (2,474)

===========================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                      (11,971,232)       (4,788,442)
 Class B                                                                      (10,896,477)       15,000,170
 Class C                                                                       (1,289,996)        4,420,733
 Class Y                                                                          107,826           187,967

===========================================================================================================
 Net Assets

 Total decrease                                                               (30,662,160)      (16,849,169)
-----------------------------------------------------------------------------------------------------------
 Beginning of period                                                          339,676,530       356,525,699
                                                                             ------------------------------
 End of period (including overdistributed net investment
 income of $162,848 and $42,207, respectively)                               $309,014,370      $339,676,530
                                                                             ==============================


See accompanying Notes to Financial Statements.


24 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS

                                              Six Months                                                                    Year
                                                   Ended                                                                   Ended
                                           June 30, 2000                                                                Dec. 31,
Class A                                      (Unaudited)           1999           1998          1997           1996         1995
================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period               $9.97         $10.86         $10.97        $10.70         $10.98       $10.01
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .37            .71            .71           .77            .78          .69
Net realized and unrealized gain (loss)             (.20)          (.89)          (.11)          .27           (.28)         .96
                                                   -----------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .17           (.18)           .60          1.04            .50         1.65
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.37)          (.71)          (.71)         (.77)          (.75)        (.68)
Tax return of capital                                 --             --             --            --           (.03)          --
                                                   -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.37)          (.71)          (.71)         (.77)          (.78)        (.68)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.77          $9.97         $10.86        $10.97         $10.70       $10.98
                                                   =============================================================================

================================================================================================================================
Total Return, at Net Asset Value(1)                 1.76%         (1.65)%         5.61%        10.13%          4.87%       16.94%

================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)        $204,187       $220,502       $246,668      $190,706       $193,515     $169,059
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $208,918       $251,190       $217,944      $187,458       $178,130     $116,940
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                               7.51%          6.88%          6.46%         7.20%          7.35%        6.47%
Expenses                                            1.35%          1.24%          1.22%(3)      1.27%(3)       1.30%(3)     1.27%(3)
Expenses, net of voluntary assumption
of expenses                                          N/A            N/A            N/A           N/A            N/A         1.26%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              167%           238%            67%           51%            54%         175%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


25 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS  Continued

                                            Six Months                                                                 Year
                                                 Ended                                                                Ended
                                         June 30, 2000                                                             Dec. 31,
Class B                                    (Unaudited)          1999          1998          1997         1996          1995
===========================================================================================================================
Per Share Operating Data

Net asset value, beginning of period             $9.96        $10.86        $10.97        $10.69       $10.98        $10.01
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .33           .63           .62           .69          .70           .63
Net realized and unrealized gain (loss)           (.19)         (.90)         (.10)          .28         (.29)          .94
                                               ----------------------------------------------------------------------------
Total income (loss) from investment
operations                                         .14          (.27)          .52           .97          .41          1.57
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.33)         (.63)         (.63)         (.69)        (.67)         (.60)
Tax return of capital                               --            --            --            --         (.03)           --
                                               ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.33)         (.63)         (.63)         (.69)        (.70)         (.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $9.77         $9.96        $10.86        $10.97       $10.69        $10.98
                                               ============================================================================

===========================================================================================================================
Total Return, at Net Asset Value(1)               1.48%        (2.48)%        4.81%         9.41%        3.99%        16.06%

===========================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $82,147       $94,845       $88,061       $48,255      $38,826       $39,187
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $85,915       $95,285       $64,330       $41,439      $38,068       $12,823
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                             6.75%         6.13%         5.68%         6.42%        6.59%         5.84%
Expenses                                          2.11%         1.99%         1.97%(3)      2.02%(3)     2.05%(3)      2.12%(3)
Expenses, net of voluntary assumption
of expenses                                        N/A           N/A           N/A           N/A          N/A          2.08%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            167%          238%           67%           51%          54%          175%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


26 | OPPENHEIMER BOND FUND

                                             Six Months                                                               Year
                                                  Ended                                                              Ended
                                          June 30, 2000                                                           Dec. 31,
Class C                                     (Unaudited)          1999         1998         1997         1996          1995(1)
==========================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $9.97        $10.87       $10.98       $10.70       $10.99        $10.89
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .33           .63          .62          .69          .70           .28
Net realized and unrealized gain (loss)            (.20)         (.90)        (.10)         .28         (.29)          .10
                                               ---------------------------------------------------------------------------
Total income (loss) from investment
operations                                          .13          (.27)         .52          .97          .41           .38
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.33)         (.63)        (.63)        (.69)        (.67)         (.28)
Tax return of capital                                --            --           --           --         (.03)           --
                                               ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.33)         (.63)        (.63)        (.69)        (.70)         (.28)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.77         $9.97       $10.87       $10.98       $10.70        $10.99
                                               ===========================================================================

==========================================================================================================================
Total Return, at Net Asset Value(2)                1.37%        (2.47)%       4.81%        9.39%        4.00%         3.76%

==========================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)        $22,391       $24,143      $21,796       $9,188       $4,322        $3,971
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $22,549       $24,218      $15,198       $6,134       $3,404          $979
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              6.75%         6.13%        5.66%        6.36%        6.60%         6.32%
Expenses                                           2.11%         1.99%        1.96%(4)     2.02%(4)     2.05%(4)      2.25%(4)
Expenses, net of voluntary assumption
of expenses                                         N/A           N/A          N/A          N/A          N/A          1.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             167%          238%          67%          51%          54%          175%



1. For the period from July 11, 1995 (inception of offering) to December 31,
1995.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


27 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS  Continued

                                                    Six Months                   Year
                                                         Ended                  Ended
                                                 June 30, 2000               Dec. 31,
Class Y                                            (Unaudited)        1999       1998(1)
=====================================================================================
Per Share Operating Data

Net asset value, beginning of period                     $9.95      $10.86     $10.88
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .36         .76        .49
Net realized and unrealized loss                          (.19)       (.91)      (.02)
                                                         ----------------------------
Total income (loss) from investment operations             .17        (.15)       .47
-------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.37)       (.76)      (.49)
Tax return of capital                                       --          --         --
                                                         ----------------------------
Total dividends and/or distributions to shareholders      (.37)       (.76)      (.49)
-------------------------------------------------------------------------------------
Net asset value, end of period                           $9.75       $9.95     $10.86
                                                         ============================

=====================================================================================
Total Return, at Net Asset Value(2)                       1.70%      (1.37)%     4.40%

=====================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $289        $186         $1
-------------------------------------------------------------------------------------
Average net assets (in thousands)                         $273         $31         $1
-------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                     7.15%       7.94%      6.84%
Expenses                                                  1.74%       0.83%      0.74%(4)
Expenses, net of voluntary assumption of expenses          N/A         N/A        N/A
-------------------------------------------------------------------------------------
Portfolio turnover rate                                    167%        238%        67%


1. For the period from April 27, 1998 (inception of offering) to December 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


28 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

================================================================================
1. Significant Accounting Policies
Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $1,398,256.


29 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
1. Significant Accounting Policies Continued
In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2000, securities with an aggregate market value of $80,250, representing 0.03% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


30 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $16,500,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


31 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Six Months Ended June 30, 2000    Year Ended December 31, 1999
                                 Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------
Class A
Sold                          2,988,924    $ 29,301,818       7,601,510    $ 79,476,026
Dividends and/or
distributions reinvested        583,904       5,715,299       1,198,033      12,396,430
Redeemed                     (4,795,975)    (46,988,349)     (9,387,618)    (96,660,898)
                             ----------------------------------------------------------
Net decrease                 (1,223,147)   $(11,971,232)       (588,075)   $ (4,788,442)
                             ==========================================================
---------------------------------------------------------------------------------------
Class B
Sold                          1,182,598    $ 11,607,933       4,714,675    $ 49,226,055
Dividends and/or
distributions reinvested        205,390       2,010,457         402,538       4,154,699
Redeemed                     (2,495,938)    (24,514,867)     (3,708,753)    (38,380,584)
                             ----------------------------------------------------------
Net increase (decrease)      (1,107,950)   $(10,896,477)      1,408,460    $ 15,000,170
                             ==========================================================
---------------------------------------------------------------------------------------
Class C
Sold                            449,321    $  4,394,587       1,334,801    $ 13,962,276
Dividends and/or
distributions reinvested         52,175         511,141         102,081       1,054,381
Redeemed                       (631,833)     (6,195,724)     (1,021,671)    (10,595,924)
                             ----------------------------------------------------------
Net increase (decrease)        (130,337)   $ (1,289,996)        415,211    $  4,420,733
                             ==========================================================
---------------------------------------------------------------------------------------
Class Y
Sold                             30,153    $    296,624          18,627    $    187,967
Dividends and/or
distributions reinvested             --              --              --              --
Redeemed                        (19,268)       (188,798)             --              --
                             ----------------------------------------------------------
Net increase                     10,885    $    107,826          18,627    $    187,967
                             ==========================================================


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2000, were $504,665,751 and $543,332,791, respectively.

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the six months ended June 30, 2000 was an annualized rate of 0.74%, before any waiver by the Manager if applicable.


32 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate          Class A    Commissions     Commissions     Commissions
                      Front-End        Front-End     on Class A      on Class B      on Class C
                  Sales Charges    Sales Charges         Shares          Shares          Shares
                     on Class A      Retained by    Advanced by     Advanced by     Advanced by
Year Ended               Shares      Distributor    Distributor(1)  Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------
June 30, 2000          $169,831          $47,765        $39,572        $317,166         $34,250

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                      Class B                   Class C
                  Contingent Deferred          Contingent Deferred       Contingent Deferred
                        Sales Charges                Sales Charges             Sales Charges
Year Ended    Retained by Distributor      Retained by Distributor   Retained by Distributor
--------------------------------------------------------------------------------------------
June 30, 2000                  $4,420                     $223,452                    $5,876

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended June 30, 2000, payments under the Class A plan totaled $249,234, all of which were paid by the Distributor to recipients, and included $55,635 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.


33 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended June 30, 2000, were as follows:

                                                     Distributor's  Distributor's
                                                         Aggregate   Unreimbursed
                                                      Unreimbursed  Expenses as %
                    Total Payments  Amount Retained       Expenses  of Net Assets
                        Under Plan   by Distributor     Under Plan       of Class
---------------------------------------------------------------------------------
Class B Plan              $427,578         $363,917     $3,007,101           3.66%
Class C Plan               112,177           37,143        392,508           1.75

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


34 | OPPENHEIMER BOND FUND

================================================================================
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2000, the Fund had outstanding futures contracts as follows:

                             Expiration     Number of    Valuation as of     Unrealized
Contract Description               Date     Contracts      June 30, 2000   Appreciation
---------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Long Bond Futures, 10 yr.  9/20/00            70        $ 6,814,063       $  4,375
U.S. Treasury Nts., 5 yr.       9/20/00            74          7,327,156         54,015
U.S. Treasury Nts., 10 yr.      9/20/00           130         12,802,969         97,094
                                                                               --------
                                                                               $155,484
                                                                               ========


35 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended June 30, 2000 was as follows:

                                                                      Put Options
                                                         ------------------------
                                                         Number of      Amount of
                                                           Options       Premiums
---------------------------------------------------------------------------------
Options outstanding as of December 31, 1999                    175      $ 176,859
Options written                                                405        246,719
Options closed or expired                                     (580)      (423,578)
                                                         ------------------------
Options outstanding as of June 30, 2000                         --      $      --
                                                         ========================


36 | OPPENHEIMER BOND FUND

================================================================================
8. Illiquid or Restricted Securities
As of June 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2000, was $26,466,283, which represents 8.60% of the Fund's net assets, of which $399,468 is considered restricted. Information concerning restricted securities is as follows:

                                                                                  Valuation
                                                                             Per Unit as of
Security                               Acquisition Dates   Cost Per Unit      June 30, 2000
-------------------------------------------------------------------------------------------
Bonds
TAG Heuer International SA, 12%
Sr. Sub. Nts., 12/15/05                          12/8/95         100.00%            107.64%

Stocks and Warrants
Real Time Data Wts., Exp. 5/31/04                6/30/99           $0.01              $0.01

================================================================================
9. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the six months ended June 30, 2000.


37 | OPPENHEIMER BOND FUND

OPPENHEIMER BOND FUND

 A Series of Oppenheimer Integrity Funds
================================================================================
 Officers and Trustees  James C. Swain, Trustee
                          and Chairman of the Board
                        Bridget A. Macaskill, Trustee and President
                        William L. Armstrong, Trustee
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        David P. Negri, Vice President
                        John S. Kowalik, Vice President
                        Andrew J. Donohue, Vice President and Secretary
                        Brian W. Wixted, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor     OppenheimerFunds, Inc.

================================================================================
 Distributor            OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and           OppenheimerFunds Services
 Shareholder Servicing
 Agent

================================================================================
 Custodian of           The Bank of New York
 Portfolio Securities

================================================================================
 Independent Auditors   Deloitte & Touche LLP

================================================================================
 Legal Counsel          Myer, Swanson, Adams & Wolf, P.C.

                        The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                        This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For other material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                        (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


38 | OPPENHEIMER BOND FUND

OPPENHEIMERFUNDS FAMILY

=========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Enterprise Fund(1)                    Main Street(R) Growth & Income Fund
                        Discovery Fund                        Quest Opportunity Value Fund
                        Main Street(R) Small Cap Fund         Total Return Fund
                        Quest Small Cap Value Fund            Quest Balanced Value Fund
                        MidCap Fund                           Capital Income Fund(2)
                        Capital Appreciation Fund             Multiple Strategies Fund
                        Growth Fund                           Disciplined Allocation Fund
                        Disciplined Value Fund                Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                   Specialty
                        Trinity Core Fund                     Real Asset Fund
                        Trinity Value Fund                    Gold & Special Minerals Fund

=========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund                       Main Street(R) California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=========================================================================================================
Money Market(4)

                        Money Market Fund                     Cash Reserves


1. Effective July 1, 1999, this Fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


39 | OPPENHEIMER BOND FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

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--------------------------------------------------------------------------------
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Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

Ticker Symbols  Class A: OPIGX  Class B: OIGBX  Class C: OPBCX  Class Y: N/A


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                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RS0285.001.0600  August 29, 2000